EXHIBIT 10.7
APPENDIX
EMULEX CORPORATION
AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-U.S. GRANTEES
Terms and Conditions
This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.
Notifications
This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of December 2008. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.
In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.
Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, the information contained herein may not be applicable to Grantee.
CANADA
Terms and Conditions
Conversion of Units and Issuance of Shares. This provision supplements Section 4 of the Agreement.
Notwithstanding any discretion or anything to the contrary in the Plan or the Agreement, the Award does not provide any right for Grantee to receive a cash payment and the Restricted Stock Units will be settled in shares of Common Stock only.
Nature of the Award. This provision replaces Section 7(l) of the Agreement:
In the event of the termination of Grantee’s Continuous Service for any reason (whether or not in breach of local labor laws), Grantee’s right to vest in Restricted Stock Units under the Plan, if any, will terminate effective as of the earlier of (i) the date Grantee receives notice of termination of Continuous Service from the Company or the Employer, or (ii) the date Grantee is no longer actively employed by the Company or the Employer, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to, statutory law and common law); the Committee shall have the exclusive discretion to determine when Grantee is no longer actively employed for purposes of the Award of Restricted Stock Units.
The following provisions will apply if Grantee is a resident of Quebec:
Data Privacy. This provision supplements Section 9 of the Agreement:

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Grantee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Grantee authorizes the Company, any of its Affiliates and E*TRADE Financial Corporation to disclose and discuss the Plan with their advisors. Grantee further authorizes the Company, the Employer and any Affiliate to record such information and to keep such information in Grantee’s employee file.
Language Consent. The parties acknowledge that it is their express wish that the Agreement, including this Appendix, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Consentement Relatif à la Langue Utilisée. Les parties reconnaissent avoir souhaité expressément que la convention («Agreement»), ainsi que cette Annexe, ainsi que tous les documents, les notices et la documentation juridique fournis ou mis en œuvre ou institués, directement ou indirectement, relativement aux présentes, soient rédigés en anglais.

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APPENDIX
EMULEX CORPORATION
AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-U.S. GRANTEES
Terms and Conditions
This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.
Notifications
This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of December 2008. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.
In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.
Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, the information contained herein may not be applicable to Grantee.
CHINA
Terms and Conditions
Conversion of Units and Issuance of Shares. The following provisions supplement Section 4 of the Agreement.
Grantee acknowledges that the Restricted Stock Units may be settled in shares of Common Stock or in cash, at the sole discretion of the Company and subject to any applicable regulatory requirements.
To facilitate compliance with applicable laws or regulations in China, Grantee agrees and acknowledges that the Company and the Company’s designated broker is entitled to (a) immediately sell all shares of Common Stock issued to Grantee upon vesting of the Restricted Stock Units (on Grantee’s behalf pursuant to this authorization), either at the time the Restricted Stock Units vest or when Grantee ceases employment with the Employer, the Company or an Affiliate, or (b) require that any shares of Common Stock acquired under the Plan be held with a broker designated by the Company until the shares of Common Stock are sold. Grantee acknowledges that the Company and the Company’s designated broker are under no obligation to arrange for the sale of the shares of Common Stock at any particular price. In any event, when the shares of Common Stock acquired under the Plan are sold, the proceeds of the sale of the shares of Common Stock, less any applicable Tax-Related Items and broker’s fees or commissions, will be remitted to Grantee in accordance with applicable exchange control law and regulations, as further described below.
Exchange Control Requirements. Grantee understands and agrees that, pursuant to local exchange control requirements, Grantee will be required to repatriate the cash proceeds from the sale of the shares of Common Stock

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acquired under the Plan to China. Grantee further understands that, under local law, such repatriation of the cash proceeds may need to be effectuated through a special exchange control account established by the Company, an Affiliate or the Employer, and Grantee hereby consents and agrees that any cash proceeds from the sale of shares of Common Stock acquired under the Plan may be transferred to such special account prior to being delivered to Grantee. Grantee further agrees to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China.

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APPENDIX
EMULEX CORPORATION
AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-U.S. GRANTEES
Terms and Conditions
This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.
Notifications
This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of December 2008. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.
In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.
Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, the information contained herein may not be applicable to Grantee.
FRANCE
Notifications
Exchange Control Notification. Grantee may hold shares of Common Stock acquired under the Plan outside of France provided that Grantee declares all foreign accounts (including any accounts that were opened or closed during the tax year) on Grantee’s annual income tax return. Furthermore, Grantee must declare to the customs and excise authorities any cash or securities Grantee imports or exports without the use of a financial institution when the value of the cash or securities exceeds a certain threshold which is set annually (€7,600 for 2008 for transfers outside the European Union).

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APPENDIX
EMULEX CORPORATION
AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-U.S. GRANTEES
Terms and Conditions
This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.
Notifications
This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of December 2008. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.
In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.
Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, the information contained herein may not be applicable to Grantee.
GERMANY
Notifications
Exchange Control Notification. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If Grantee uses a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of shares of Common Stock acquired under the Plan, the bank will make the report for Grantee. In addition, Grantee must report any receivables, payables or debts in foreign currency exceeding an amount of €5,000,000 in any month.

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APPENDIX
EMULEX CORPORATION
AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-U.S. GRANTEES
Terms and Conditions
This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.
Notifications
This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of December 2008. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.
In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.
Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, the information contained herein may not be applicable to Grantee.
INDIA
Terms and Conditions
Tax Obligations. This provision supplements Section 6 of the Agreement:
In accepting the Award of Restricted Stock Units, Grantee consents and agrees to assume any and all liability for fringe benefit tax that may be payable by the Company or the Employer in connection with the Restricted Stock Units. Further, in accepting the Award, Grantee agrees that the Company and the Employer shall collect the fringe benefit tax from Grantee by any of the means set forth in Section 6 of the Agreement or by any other reasonable method established by the Company. Grantee also agrees to execute any other consents or elections required to accomplish the foregoing, promptly upon request by the Company.
Notifications
Exchange Control Notification. Any proceeds from the sale of shares of Common Stock acquired under the Plan and any cash dividends received in connection with the Plan must be repatriated to India and converted into local currency within ninety (90) days of receipt. A foreign inward remittance certificate (“FIRC”) will be issued by the bank where the foreign currency is deposited. Grantee should maintain the FIRC as evidence of the repatriation of the proceeds in the event the Reserve Bank of India or the Employer requests proof of repatriation.

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APPENDIX
EMULEX CORPORATION
AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-U.S. GRANTEES
Terms and Conditions
This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.
Notifications
This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of December 2008. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.
In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.
Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, the information contained herein may not be applicable to Grantee.
IRELAND
Notifications
Director Notification Obligation. If Grantee is a director, shadow director1 or secretary of the Company’s Irish Affiliate, he or she must notify the Irish Affiliate in writing within five (5) business days of receiving or disposing of an interest in the Company (e.g., Restricted Stock Units, shares of Common Stock, etc.), or within five (5) business days of becoming aware of the event giving rise to the notification requirement or within five days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary).

[1]	A shadow director is an individual who is not on the board of directors of the Irish Affiliate but who has sufficient control so that the board of directors of the Irish Affiliate acts in accordance with the directions or instructions of the individual.

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APPENDIX
EMULEX CORPORATION
AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-U.S. GRANTEES
Terms and Conditions
This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.
Notifications
This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of December 2008. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.
In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.
Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, the information contained herein may not be applicable to Grantee.
JAPAN
No country-specific provisions.

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APPENDIX
EMULEX CORPORATION
AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-U.S. GRANTEES
Terms and Conditions
This Appendix includes additional terms and conditions that govern the grant (the “Award”) of restricted stock units (the “Restricted Stock Units”) to Grantee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) if Grantee resides in one of the countries listed below. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan and the Restricted Stock Unit Award Agreement (the “Agreement”), as applicable.
Notifications
This Appendix also includes information regarding exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective countries as of December 2008. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Restricted Stock Units vest or the shares of Common Stock acquired under the Plan are sold.
In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee’s country may apply to his or her situation.
Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working, the information contained herein may not be applicable to Grantee.
UNITED KINGDOM
Terms and Conditions
Conversion of Units and Issuance of Shares. This provision supplements Section 4 of the Agreement.
Notwithstanding any discretion or anything to the contrary in the Plan or the Agreement, the Award does not provide any right for Grantee to receive a cash payment and the Restricted Stock Units will be settled in shares of Common Stock only.
Tax Obligations. This provision supplements Section 6 of the Agreement:
If payment or withholding of the Tax-Related Items (including the Employer’s Liability, as defined below) is not made within ninety (90) days of the event giving rise to the Tax-Related Items (the “Due Date”) or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, the amount of any uncollected Tax-Related Items will constitute a loan owed by Grantee to the Employer, effective on the Due Date. Grantee agrees that the loan will bear interest at the then-current official rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 6 of the Agreement. Notwithstanding the foregoing, if Grantee is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), Grantee will not be eligible for such a loan to cover the Tax-Related Items. In the event that Grantee is such a director or executive officer and the Tax-Related Items are not collected from or paid by Grantee by the Due Date, the amount of any uncollected Tax-Related Items will constitute a benefit to

Grantee on which additional income tax and national insurance contributions (including the Employer’s Liability, as defined below) will be payable. Grantee will be responsible for reporting and paying any income tax and national insurance contributions (including the Employer’s Liability, as defined below) due on this additional benefit directly to HMRC under the self-assessment regime.
Joint Election. As a condition of Grantee’s participation in the Plan and the vesting of the Restricted Stock Units, Grantee agrees to accept any liability for secondary Class 1 national insurance contributions which may be payable by the Company and the Employer in connection with the Restricted Stock Units and any event giving rise to Tax-Related Items (the “Employer’s Liability”). To accomplish the foregoing, Grantee agrees to execute the following joint election with the Company, the form of such Joint Election being formally approved by HMRC (the “Joint Election”), and any other required consent or elections. Grantee further agrees to execute such other joint elections as may be required between Grantee and any successor to the Company or the Employer. Grantee further agrees that the Company and the Employer may collect the Employer’s Liability from Grantee by any of the means set forth in Section 6 of the Agreement.
If Grantee does not enter into the Joint Election prior to the vesting of the Restricted Stock Units, Grantee will forfeit the Restricted Stock Units and any shares of Common Stock that have been issued will be returned to the Company at no cost to the Company, without any liability to the Company and the Employer.

EMULEX CORPORATION
AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN
Restricted Stock Units
for Employees in the United Kingdom
FORM OF ELECTION TO TRANSFER THE EMPLOYER’S SECONDARY
CLASS 1 NATIONAL INSURANCE LIABILITY TO THE EMPLOYEE
1.	Parties
This Election is between:

(A)	[Insert name of Employee] (the “Employee”), whose National Insurance number is [ ], who is employed by one of the employing companies listed in the attached schedule (the “Employer”), and who is eligible to receive restricted stock units pursuant to the terms and conditions of the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”), and

(B)	Emulex Corporation, of 3333 Susan Street, Costa Mesa, CA 92626, U.S.A. (the “Company”) which may grant restricted stock units under the Plan and is entering this Election on behalf of the Employer.
2.	Purpose of Election
2.1	This Election relates to the Employer’s secondary Class 1 national insurance contributions (the “Employer’s Liability”) which may arise on the occurrence of a “Taxable Event” pursuant to section 4(4) (a) of the Social Security Contributions and Benefits Act 1992, including:
(i)	the acquisition of securities pursuant to the restricted stock units, including any dividend equivalents paid out in securities of the Company (pursuant to section 477(3)(a) ITEPA); and/or

(ii)	the assignment or release of the restricted stock units in return for consideration (pursuant to section 477(3)(b) ITEPA); and/or

(iii)	the receipt of a benefit in connection with the restricted stock units other than a benefit within (i) or (ii) above (pursuant to section 477(3)(c) ITEPA).

In this Election, ITEPA means the Income Tax (Earnings and Pensions) Act 2003.
2.2	This Election is made in accordance with paragraph 3B(1) of Schedule 1 to the Social Security Contributions and Benefits Act 1992.

2.3	This Election applies to all restricted stock units granted to the Employee under the Plan, including any dividend equivalents paid out in securities of the Company with respect to the restricted stock units, on or after [insert date] up to the termination date of the Plan.

2.4	This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the Social Security Contributions and Benefits Act 1992, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

2.5	This Election will not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part 7 of ITEPA 2003 (employment income: securities with artificially depressed market value).
3.	The Election
The Employee and the Company jointly elect that the entire liability of the UK Employer to pay the Employer’s Liability on the Taxable Event is hereby transferred to the Employee. The Employee understands that by signing this Election, he or she will become personally liable for the Employer’s Liability covered by this Election.
4.	Payment of the Employer’s Liability
4.1	Notwithstanding that pursuant to this Election the Employer’s Liability is transferred to the Employee, the Employee authorises the Employer, and the Employer agrees, to remit the Employer’s Liability to Her Majesty’s Revenue & Customs (“HMRC”) on behalf of the Employee. The Employee agrees to pay to the Employer the Employer’s Liability on demand at any time on or after the Event.

4.2	Without limitation to Clause 4.1 above, the Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability from the Employee at any time on or after the Taxable Event:
(i)	directly from the Employee by payment in cash or cleared funds; and/or

(ii)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the restricted stock units; and/or

(iv)	through any other method set forth in the Restricted Stock Unit Award Agreement entered into between the Employee and the Company.
4.3	The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Employee until full payment of the Employer’s Liability is received.
5.	Duration of Election
5.1	The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2	This Election will continue in effect until the earliest of the following:

(i)	such time as both the Employee and the Company agree in writing that it should cease to have effect;

(ii)	on the date the Company serves written notice on the Employee terminating its effect;

(iii)	on the date HMRC withdraws approval of this Form of Election; or

(iv)	on the date the Election ceases to have effect in accordance with its terms in respect of any outstanding restricted stock units granted under the Plan.
In signing this Election, both the Employer and the Employee agree to be bound by its terms as stated above.
Signed by [Insert name of Employee]

The Employee

Date

Signed for and on behalf of Emulex Corporation

[Insert name and title of signatory]
Emulex Corporation
[Insert Date]

Schedule to Form of Election — Employing Companies
The Employing Companies to which this Form of Election relates are:
Emulex Limited

Registered Office:	Trinity Court, Molly Millars Lane, Wokingham, Berkshire, RG41 2PY, UK
Company Number:	5942715
Corporation Tax District:	Reading
Corporation Tax Reference:	610 28946 09952
PAYE District:	Kent
PAYE Reference:	577/BA13319

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